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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                          ---------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of Earliest Event Reported):  December 15, 2000



                          AVALON HOLDINGS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



             Ohio                          1-14105              34-1863889
--------------------------------    --------------------   ---------------------
(State or Other Jurisdiction          (Commission File         (IRS Employer
      of Incorporation)                     Number)         Identification No.)




                     One American Way, Warren, Ohio  44484
              (Address of Principal Executive Offices)  (Zip Code)

      Registrant's telephone number, including area code:  (330) 856-8800




--------------------------------------------------------------------------------
            (Former name and address, if changed since last report)



                             There are no exhibits
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                          AVALON HOLDINGS CORPORATION

Cross Reference Sheet showing location in Current Report of Information Required Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.



                   Current Report Item              Caption in Current Report
                   --------------------             -------------------------

Item 1.    Changes in Control of Registrant            Not Applicable

Item 2.    Acquisition of Disposition of Assets        Not Applicable

Item 3.    Bankruptcy or Receivership                  Not Applicable

Item 4.    Changes in Registrant's Certifying          Not Applicable
           Accountant

Item 5.    Other Events                                Stock Repurchase Program

Item 6.    Resignations of Registrant's Directors      Not Applicable

Item 7.    Financial Statements and Exhibits           Not Applicable

Item 8.    Change in Fiscal Year                       Not Applicable

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ITEM 5. Other Events

     See the following press release dated December 15, 2000 announcing a Share Repurchase Program.

                FOR RELEASE AFTER 5:00 P.M. ON DECEMBER 15, 2000

AVALON HOLDINGS CORPORATION ANNOUNCES SHARE REPURCHASE PROGRAM

WARREN, Ohio (December 15, 2000) - Avalon Holdings Corporation (AMER:AWX) today announced that it has been authorized by its Board of Directors to repurchase a portion of its Class A Common Stock for an amount not to exceed $2,500,000.00. Using available cash, the Company plans to make the purchases from time to time in the open market and in privately negotiated transactions. The amount and timing of any share purchases will be based upon management's ongoing assessment of the Company's capital structure, liquidity, general market conditions and other corporate considerations.

     In announcing the repurchase authorization, Avalon Holdings Corporation's Chairman and Chief Executive Office, Ronald E. Klingle, stated "The Board of Directors authorized this stock repurchase program because it believes that the stock price is undervalued and it advances the Company's long term objective of maximizing shareholder value."

     Avalon Holdings Corporation provides transportation services, waste disposal brokerage and management services and technical environmental services, including environmental engineering, site assessment, analytical laboratory, remediation and landfill management services to industrial, commercial, municipal and governmental customers. The Company also owns and operates a public golf course.
                                     -end-

For more information, contact:


                      Mr. Tim Coxson, Chief Financial Officer
                      Avalon Holdings Corporation
                      One American Way
                      Warren, OH  44484-5555
                      (330) 856-8800

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               AVALON HOLDINGS CORPORATION
                                      (Registrant)


                                        /s/ Timothy C. Coxson
                              --------------------------------------------
                              By:   Timothy C. Coxson
                                    Chief Financial Officer and Treasurer


DATED:    December 19, 2000

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